Condensed Statements of Operations and Comprehensive Loss $ in Thousands	3 Months Ended
Mar. 31, 2025 USD ($) $ / shares shares
Operating expenses:
Research and development	$ 3,111
General and administrative	1,243
Total operating expenses	4,354
Loss from operations	(4,354)
Interest income	275
Other expense	(5,500)
Net loss	$ (9,579)
Net loss per share attributable to common stockholders, basic (in dollars per share) | $ / shares	$ (0.5)
Net loss per share attributable to common stockholders, diluted (in dollars per share) | $ / shares	$ (0.5)
Weighted-average common shares outstanding, basic (in shares) | shares	19,203,089
Weighted-average common shares outstanding, diluted (in shares) | shares	19,203,089
Comprehensive loss:
Net loss	$ (9,579)
Unrealized gain on short-term investments	2
Comprehensive loss	$ (9,577)